SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

                                 Pioneer Interest Shares
                  (Name of Registrant as Specified in its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

                             PIONEER INTEREST SHARES
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           SCHEDULED FOR JULY 27, 2004

     This is the formal agenda for your fund's annual shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Pioneer Interest Shares:

     The annual meeting of shareholders of your fund will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on July 27, 2004 at 2:00 p.m., Boston time, to consider the following:

     1. To elect the eight trustees of the fund, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified.

     2. To consider any other business that may properly come before the meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL NO. 1.

     Shareholders of record as of the close of business on June 1, 2004 are entitled to vote at the meeting and any related follow-up meetings.


                                 By Order of the Board of Trustees,


                                 Dorothy E. Bourassa, Secretary

Boston, Massachusetts
June 14, 2004

                               -----------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.

                               PROXY STATEMENT OF
                             PIONEER INTEREST SHARES
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                         ANNUAL MEETING OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposal summarized below.

     The fund will furnish without charge a copy of its most recent annual report and any more recent semiannual report to any shareholder upon request. Shareholders who want to obtain a copy of the fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services at 1-800-622-3265.

                                  INTRODUCTION

     This proxy statement is being used by the Board of Trustees of your fund to solicit proxies to be voted at the annual meeting of shareholders of your fund. This meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time, on July 27, 2004, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders.

     This proxy statement and the enclosed proxy card are being mailed to shareholders on or about June 14, 2004. The annual report for the fund for its most recently completed fiscal year was previously mailed to shareholders.

                             WHO IS ELIGIBLE TO VOTE

     Shareholders of record of the fund as of the close of business on June 1, 2004 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a proxy but do not fill in a vote, your shares will be voted in favor of each of the nominees for trustee. If any other business comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1

                          ELECTION OF BOARD OF TRUSTEES

     Shareholders of the fund are being asked to consider the election of eight nominees to the Board of Trustees of the fund. All of the nominees for election to the fund's Board currently serve as trustees for the fund and have served in that capacity continuously since originally elected or appointed. Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as trustees of the fund.

     The following table sets forth each nominee's position(s) with the fund, his or her age, address, principal occupation and employment during the past five years and any other directorship held. Trustees who are interested persons of the fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the trustees serves as a trustee of each of the 61 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address of all Interested Trustees is 60 State Street, Boston, MA 02109.

                                                                                                                    Other
                                                                                                                 Directorships
                        Position(s)      Term of Office                                                             Held by
    Name, Age              Held          and Length of               Principal Occupation(s)                      this Trustee
   and Address         With the Fund      Time Served                During Past Five Years                        or Nominee
--------------------- --------------- -------------------- ---------------------------------------------     -------------------
Interested Trustees:

John F. Cogan, Jr.    Chairman of     Trustee since        Deputy Chairman and a Director of Pioneer         Director of Harbor
(78)*                 the Board,      1993. Serves         Global Asset Management S.p.A. ("PGAM");          Global Company,
                      Trustee and     until a              Non-Executive Chairman and a Director of          Ltd.
                      President       successor            Pioneer Investment Management USA Inc.
                                      trustee is           ("PIM-USA"); Chairman and a Director of
                                      elected or earlier   Pioneer; Director of Pioneer Alternative
                                      retirement or        Investment Management Limited (Dublin);
                                      removal.             President and a Director of Pioneer
                                                           Alternative Investment Management (Bermuda)
                                                           Limited and affiliated funds; President and
                                                           Director of Pioneer Funds Distributor, Inc.;
                                                           President of all of the Pioneer Funds; and Of
                                                           Counsel (since 2000, partner prior to 2000),
                                                           Wilmer Cutler Pickering Hale and Dorr LLP
                                                           (counsel to PIM-USA and the Pioneer Funds).

                                                                                                                    Other
                                                                                                                 Directorships
                        Position(s)      Term of Office                                                             Held by
    Name, Age              Held          and Length of               Principal Occupation(s)                      this Trustee
   and Address         With the Fund      Time Served                During Past Five Years                        or Nominee
--------------------- --------------- -------------------- ---------------------------------------------     -------------------
Osbert M. Hood        Trustee and     Trustee since        President and Chief Executive Officer, PIM-       None
(51)*                 Executive Vice  June, 2003.          USA since May, 2003 (Director since January,
                      President       Serves until a       2001); President and Director of Pioneer
                                      successor            Investment Management, Inc. since May, 2003;
                                      trustee is           Chairman and Director of Pioneer Investment
                                      elected or earlier   Management Shareholder Services, Inc.
                                      retirement or        ("PIMSS") since May, 2003; Executive Vice
                                      removal.             President of all of the Pioneer Funds since
                                                           June 3, 2003; Executive Vice President and
                                                           Chief Operating Officer of PIM-USA, November
                                                           2000-May 2003; Executive Vice President,
                                                           Chief Financial Officer and Treasurer, John
                                                           Hancock Advisers, L.L.C., Boston, MA,
                                                           November 1999- November 2000; Senior Vice
                                                           President and Chief Financial Officer, John
                                                           Hancock Advisers, L.L.C., April 1997-November
                                                           1999.

                                                                                                                   Other
                                                                                                                Directorships
                        Position(s)      Term of Office                                                            Held by
    Name, Age              Held          and Length of               Principal Occupation(s)                     this Trustee
   and Address         With the Fund      Time Served                During Past Five Years                       or Nominee
--------------------- --------------- -------------------- ---------------------------------------------    -------------------
Independent Trustees:

Mary K. Bush             Trustee         Trustee since        President, Bush International (international  Director of Brady
3509 Woodbine Street,                    1997. Serves         financial advisory firm)                      Corporation (industrial
Chevy Chase, MD                          until a                                                            identification and
20815                                    successor                                                          specialty coated
(56)                                     trustee is                                                         material products
                                         elected or earlier                                                 manufacturer),
                                         retirement or                                                      Millenium Chemicals,
                                         removal.                                                           Inc. (commodity
                                                                                                            chemicals), Mortgage
                                                                                                            Guaranty Insurance
                                                                                                            Corporation, R.J.
                                                                                                            Reynolds Tobacco
                                                                                                            Holdings, Inc. (tobacco)

Richard H. Egdahl,       Trustee         Trustee since        Alexander Graham Bell Professor of Health     None
M.D.                                     1993. Serves         Care Entrepreneurship, Boston University;
Boston University                        until a              Professor of Management, Boston University
Healthcare                               successor            School of Management; Professor of Public
Entrepreneurship                         trustee is           Health, Boston University School of Public
Program,                                 elected or earlier   Health; Professor of Surgery, Boston
53 Bay State Road,                       retirement or        University School of Medicine; University
Boston, MA 02215                         removal.             Professor, Boston University
(77)

Margaret B.W. Graham     Trustee         Trustee since        Founding Director, The Winthrop Group, Inc.   None
1001 Sherbrooke Street                   1993. Serves         (consulting firm); Professor of Management,
West, Montreal,                          until a              Faculty of Management, McGill University
Quebec, Canada                           successor
(56)                                     trustee is
                                         elected or earlier
                                         retirement or
                                         removal.

                                                                                                                   Other
                                                                                                                Directorships
                        Position(s)      Term of Office                                                            Held by
    Name, Age              Held          and Length of               Principal Occupation(s)                     this Trustee
   and Address         With the Fund      Time Served                During Past Five Years                       or Nominee
--------------------- --------------- -------------------- ---------------------------------------------    -------------------
Marguerite A. Piret      Trustee         Trustee since        President and Chief Executive Officer,        None
One Boston Place,                        1993. Serves         Newbury, Piret & Company, Inc. (investment
28th Floor,                              until a              banking firm)
Boston, MA 02108                         successor
(56)                                     trustee is
                                         elected or earlier
                                         retirement or
                                         removal.

Stephen K. West          Trustee         Trustee since        Senior Counsel, Sullivan & Cromwell           Director, The
125 Broad Street,                        1993. Serves         (law firm)                                    Swiss Helvetia
New York, NY 10004                       until a                                                            Fund, Inc.
(75)                                     successor                                                          (closed-end
                                         trustee is                                                         investment
                                         elected or earlier                                                 company) and
                                         retirement or                                                      AMVESCAP PLC
                                         removal.                                                           (investment
                                                                                                            managers)

John Winthrop            Trustee         Trustee since        President, John Winthrop & Co., Inc.          None
One North Adgers                         1993. Serves         (private investment firm)
Wharf,                                   until a
Charleston, SC 29401                     successor
(67)                                     trustee is
                                         elected or earlier
                                         retirement or
                                         removal.

-------------

* Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of the fund's investment adviser and certain of its affiliates.

     The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit

     Marguerite A. Piret (Chair), Margaret B.W. Graham and John Winthrop

Independent Trustees

     Mary K. Bush, Richard H. Egdahl, Margaret B.W. Graham (Chair), Marguerite
A. Piret, Stephen K. West and John Winthrop

Nominating

     Mary K. Bush, Richard H. Egdahl (Chair) and Marguerite A. Piret

Valuation

     Marguerite A. Piret (chair), Stephen K. West and John Winthrop

Policy Administration

     Mary K. Bush (Chair), Richard H. Egdahl and Margaret B.W. Graham

     During the most recent fiscal year, the Audit, Nominating, Valuation, Policy Administration and Independent Trustees Committees held 11, 0, 4, 3 and 10 meetings, respectively.

     All members of the Audit Committee are "independent", as defined in the applicable listing standard of the New York Stock Exchange. The Board of Trustees has adopted a charter for the Audit Committee, in effect as of June 8, 2004, which is attached as Appendix A to this proxy statement. In accordance with its charter, the purposes of the Audit Committee are to:

     o assist the Board of Trustee's oversight of (1) the integrity of the Pioneer Funds' financial statements, (2) the Pioneer Funds' compliance with legal and regulatory requirements that relates to the Funds' accounting and financial reporting, internal financial controls and independent audit (except to the extent such responsibility is delegated to another committee of the Board of Trustees), (3) the independent auditor's qualifications and independence, and (4) the performance of the Pioneer Funds' internal audit function and independent accountants; and

     o prepare an Audit Committee Report to the extent required by the Securities and Exchange Commission ("SEC") to be included in a Pioneer Funds' annual proxy statement or other filing.

     The Audit Committee reports that it has (1) reviewed and discussed the fund's audited financial statements with management; (2) discussed with the independent auditors the matters relating to the quality of the fund's financial reporting; and (3) received written disclosures and an independence letter from the independent auditors and discussed with the independent auditors that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Report for the fiscal year ended December 31, 2003 for filing with the SEC.

     All members of the Nominating Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of Pioneer. The Board has adopted a written charter for the Nominating Committee, which is attached as Appendix B to this proxy statement. The Nominating Committee reviews the qualifications of persons being considered as candidates as trustee and makes recommendations regarding the qualifications of such persons to the other Independent Trustees. All of the Independent Trustees then evaluate any candidate and determine whether to nominate them for election. The Trustees who are not Independent Trustees and the officers of the Fund are nominated and selected by the Board.

     The Nominating Committee's charter provides for certain criteria to be used in evaluating candidates for Independent Trustee. In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee applies the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen and ability to exercise sound judgments, (iii) a commitment to attend and participate in meetings of the Board and its committees, (iv) the ability to understand potential conflicts of interest in managing the Fund and to act in the interests of all shareholders, and (v) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Nominating Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Nominating Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

     As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustee, to satisfy these criteria and continues to make positive contributions to the Board, the Fund anticipates that Independent Trustees would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Nominating Committee will evaluate the qualifications of nominees recommended by shareholders to serve as trustee, the Independent Trustee may only act upon the Nominating Committee's evaluation if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

     Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate.

     The Nominating Committee initiated the recommendation of each of the nominees to serve as Independent Trustee.

     Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the Fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to members of the Board that does not relate to the business of the Fund.

     The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

     The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

     The Policy Administration Committee reviews the implementation of certain of the fund's administration policies and procedures.

     During the fiscal year ended December 31, 2003, the Board of Trustees held 13 meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during the fiscal year ended December 31, 2003. The following table indicates the value of shares that each trustee or nominee beneficially owned in the fund and Pioneer Funds in the aggregate as of May 31, 2004. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on May 31, 2004. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on May 31, 2004. The dollar ranges in this table are in accordance with SEC requirements.

                                                         Aggregate Dollar Range
                                                         of Equity Securities in
                                                               All Pioneer Funds
                                    Dollar Range of         Overseen or to be
                                   Equity Securities       Overseen by Trustee
Name of Trustee or Nominee            in the Fund              or Nominee
-------------------------------   -------------------   ------------------------
INTERESTED TRUSTEE or
  NOMINEE
John F. Cogan .................   $10,001-$50,000                 over $100,000
Osbert M. Hood ................              None                 over $100,000
INDEPENDENT TRUSTEE or
  NOMINEE
Mary K. Bush ..................        $1-$10,000               $10,001-$50,000
Richard H. Egdahl .............   $10,001-$50,000              $50,000-$100,000
Margaret B. W. Graham .........        $1-$10,000               $10,001-$50,000
Marguerite A. Piret ...........        $1-$10,000              $50,001-$100,000
Stephen K. West ...............   $10,001-$50,000                 over $100,000
John Winthrop .................        $1-$10,000                 over $100,000

     During the most recent fiscal year ending December 31, 2003, none of the trustees or any nominee for election as a trustee of the fund engaged in the purchase or sale of securities of Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or Pioneer Funds Distributor, Inc. ("PFD").

Material Relationships of the Independent Trustees

     For purposes of the statements below:

o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

     As of December 31, 2003, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

o    the fund

o    an officer of the fund

o    a related fund

o    an officer of any related fund

o    Pioneer or PFD

o    an officer of Pioneer or PFD

o    any affiliate of Pioneer or PFD

o    an officer of any such affiliate

     During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $53,000 and $126,603 in 2002 and 2003, respectively.

     During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o    Pioneer

o    PFD

o    UniCredito Italiano

o    any other entity in a control relationship with Pioneer or PFD

     None of the fund's trustees or officers has any arrangement with any other person pursuant to which that trustee or officer serves on the Board of Trustees. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o    the fund

o    any related fund

o    Pioneer

o    PFD

o    any affiliated person of the fund, Pioneer or PFD

o    UniCredito Italiano

o    any other entity in a control relationship to the fund, Pioneer or PFD

Compliance with Section 16(a) Reporting Requirements

     Section 16(a) of the Exchange Act requires the fund's executive officers, trustees and persons who own more than ten percent of the fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the fund and representations that no other reports were required to be filed, the fund believes that during the past fiscal year its executive officers, trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Other executive officers

     In addition to Mr. Cogan and Mr. Hood, who serve as President and Executive Vice President, respectively, of the fund, the following table provides information with respect to the other executive officers of the fund. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

 Name (age), and position with the fund                                    Principal occupation(s)
---------------------------------------- -------------------------------------------------------------------------------------------
Dorothy E. Bourassa (56)                 Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; and Secretary/Clerk of most
  Secretary                              of PIM-USA's subsidiaries since October 2000; Secretary of all of the Pioneer Funds since
                                         September 2003 (Assistant Secretary from November 2000 to September 2003); and Senior
                                         Counsel, Assistant Vice President and Director of Compliance of PIM-USA from April 1998 through October 2000

Christopher J. Kelley (39)               Assistant Vice President and Senior Counsel of Pioneer since July 2002; Vice President and
  Assistant Secretary                    Senior Counsel of BISYS Fund Services, Inc. (April 2001 to June 2002); Senior Vice
                                         President and Deputy General Counsel of Funds Distributor, Inc. (July 2000 to April 2001;
                                         Vice President and Associate General Counsel from July 1996 to July 2000); Assistant
                                         Secretary of all Pioneer Funds since September 2003

David C. Phelan (46)                     Partner, Wilmer Cutler Pickering Hale and Dorr LLP; Assistant Secretary of all Pioneer
  Assistant Secretary                    Funds since September 2003

Vincent Nave (59)                        Vice President - Fund Accounting, Administration and Custody Services of Pioneer (Manager
  Treasurer                              from September 1996 to February 1999); and Treasurer of all of the Pioneer Funds (Assistant
                                         Treasurer from June 1999 to November 2000)

Louis I. Presutti (39)                   Assistant Vice President - Fund Accounting, Administration and Custody Services of Pioneer
  Assistant Treasurer                    (Fund Accounting Manager from 1994 to 1999); and Assistant Treasurer of all of the Pioneer
                                         Funds since November 2000

Gary Sullivan (46)                       Fund Accounting Manager - Fund Accounting, Administration and Custody Services of Pioneer;
  Assistant Treasurer                    and Assistant Treasurer of all of the Pioneer Funds since May 2002

 Name (age), and position with the fund                               Principal occupation(s)
---------------------------------------- -------------------------------------------------------------------------------------------
Katherine Kim Sullivan (30)              Fund Administration Manager - Fund Accounting, Administration and Custody Services since
  Assistant Treasurer                    June 2003; Assistant Vice President - Mutual Fund Operations of State Street Corporation
                                         from June 2002 to June 2003 (formerly Deutsche Bank Asset Management); Pioneer Fund
                                         Accounting, Administration and Custody Services (Fund Accounting Manager from August 1999 to May 2002, Fund Accounting Services Supervisor from 1997 to July 1999); Assistant
                                         Treasurer of all Pioneer Funds since September 2003

Compensation of trustees and officers

     The following table sets forth certain information with respect to the compensation of each trustee of the fund for the fiscal year ended December 31, 2003. The amounts paid to the trustees differ due to (i) membership on or chairing certain committees of the boards of trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

                                                  Pension or Retirement   Total Compensation
                                     Aggregate     Benefits Accrued as    from the Fund and
                                   Compensation        Part of Fund         Other Pioneer
Name of Trustee                      from Fund           Expenses              Funds**
--------------------------------- -------------- ----------------------- -------------------
Interested Trustees:
John F. Cogan, Jr.* .............  $  400.00            $0.00                $ 19,200.00
Osbert M. Hood* .................     400.00             0.00                  11,520.00
Independent Trustees:
Mary K. Bush ....................   1,000.00             0.00                 104,000.00
Richard H. Egdahl, M.D. .........   1,000.00             0.00                  99,750.00
Margaret B.W. Graham ............   1,000.00             0.00                 104,000.00
Marguerite A. Piret .............   1,000.00             0.00                 113,562.50
Stephen K. West .................   1,000.00             0.00                  99,750.00
John Winthrop ...................   1,000.00             0.00                  99,500.00
                                   ---------            -----                -----------
                                   $6,800.00            $0.00                $651,532.50
                                   =========            =====                ===========

-------------
* Under the management contract, Pioneer reimburses the fund for any Interested Trustees fees paid by the fund.
** There are 61 U.S. registered investment portfolios in the Pioneer Family of Funds.

Investment adviser and administrator

     Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to the fund.

     The trustees may, but all of the trustees generally do not, attend shareholder meetings. No trustees attended the fund's 2003 annual shareholder meeting.

Required vote

     In accordance with the fund's agreement and declaration of trust, the vote of a plurality of all of the shares of the fund voted at the meeting is sufficient to elect the nominees. This means that the eight nominees receiving the greatest number of votes will be elected to the Board.

Recommendation

     For the reasons set forth above, the trustees of your fund unanimously recommend that shareholders vote in favor of each of the nominees.

                               AUDITOR INFORMATION

Change in Independent Auditors

     On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

Audit fees

     The aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of the fund's annual financial statements for the fiscal years ended December 31, 2003 and December 31, 2002 contained in the annual reports filed by the fund for such years were approximately $14,900 and $17,700, respectively. There were no audit fees billed by Arthur Andersen LLP for the fiscal year ended December 31, 2002.

Audit-related fees

     There were no fees billed for assurance and related services by Ernst & Young LLP to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, other than the audit fees described above, for the fiscal years ended December 31, 2003 and December 31, 2002. There were no audit-related fees billed by Arthur Andersen LLP to the fund for the fiscal year ended December 31, 2002.

Tax fees

     The aggregate fees billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning to the fund for the fiscal years ended December 31, 2003 and December 31, 2002 were approximately $3,600 and $6,800, respectively. Additionally, there were fees billed for tax compliance services in 2002 that totalled approximately $4,100 for the 2001 tax returns. There were no tax fees to the fund billed by Arthur Andersen LLP for the fiscal year ended December 31, 2002.

All other fees

     There were no fees billed for other services rendered by Ernst & Young LLP and Arthur Andersen LLP to the fund, Pioneer and any entity controlling, controlled by, or under common control with Pioneer that provides services to the fund, other than the fees described above, during the fiscal years ended December 31, 2003 and December 31, 2002.

General Audit Committee Approval Policy

     o For all projects, the officers of the funds and the fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

     o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

     o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the audit firm as set forth in the above policy.

Aggregate Non-Audit Fees

     The aggregate non-audit fees for the fund and affiliates as previously defined, totaled approximately $26,900 in 2003 and $6,800 in 2002. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.

     The Audit Committee of the Board has considered whether the provision of services, other than audit services, by Ernst & Young LLP to the fund, Pioneer and any entity controlling, controlled by, or under common control with Pioneer that provides services to the fund, is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

     Representatives of Ernst & Young LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

                       INFORMATION CONCERNING THE MEETING

Outstanding shares and quorum

     As of the record date, 7,395,024 shares of beneficial interest of the fund were outstanding. Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. The holders of one-third of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

Ownership of shares of the fund

     To the knowledge of the fund, as of the record date, no persons owned of record or beneficially 5% or more of the outstanding shares of the fund except that Cede and Co., Box 20, Bowling Green Station, New York, NY 10004-0001, held 5,990,687 shares as nominee.

Shareholder proposals

     In order for a shareholder to nominate a candidate for election as a trustee at an annual meeting of shareholders or propose business for consideration at such meeting, the nomination or proposal must be received in writing by the Secretary of the fund at the fund's offices at 60 State Street, Boston, Massachusetts 02109 not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Accordingly, a shareholder nomination or proposal to be considered at the 2005 Annual Meeting must be received by the Secretary after the close of business on February 12, 2005 and prior to the close of business on March 14, 2005.

     The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. The fund currently expects to hold the next annual shareholders' meeting on or about June 28, 2005, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, quorum and voting at the meeting

     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of Proposal No. 1, as described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     One-third of the outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting. In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of the fund represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal. Similarly, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner, those shares will be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting on Proposal No. 1.

Other business

     While the meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses

     The cost of preparing, assembling and mailing this proxy statement and the attached notice of annual meeting of shareholders and the accompanying proxy card will be borne by the fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

     The fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the sub-transfer agent, Mellon Investor Services LLC, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

     Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

(June 14, 2004)

           Appendix A--Audit Committee Charter (as of June 8, 2004)

     This Audit Committee Charter is applicable to each of the Pioneer Funds that are listed on the New York Stock Exchange ("NYSE").

     Italicized terms used in this Charter are defined in Annex A.

     Membership. The Audit Committee shall be composed exclusively of Trustees ("Independent Trustees") who are not "interested persons" as defined in the Investment Company Act of 1940, as amended, of Pioneer Investment Management, Inc ("Pioneer"). The Audit Committee shall include at least three Independent Trustees who are designated for membership from time to time by the Board of Trustees. In selecting Independent Trustees to serve on the Audit Committee, the Board of Trustees shall select members who are free of any relationship that, in the opinion of the Board of Trustees, may interfere, or give the appearance of interfering, with such member's individual exercise of independent judgment. Unless otherwise determined by the Board, no member of the Audit Committee may serve on the audit committee of more than two other public companies (other than another Pioneer Fund). Except as otherwise permitted by the applicable rules of the New York Stock Exchange, each member of the Audit Committee shall be independent. Each member of the Audit Committee must be financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment. At least one member of the Audit Committee shall be an Audit Committee Financial Expert.

     Function. The Audit Committee's purpose is to:

     o assist the Board of Trustee's oversight of (1) the integrity of the Pioneer Funds' financial statements, (2) the Pioneer Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal financial controls and independent audit (except to the extent such responsibility is delegated to another committee of the Board of Trustees), (3) the independent auditor's qualifications and independence, and (4) the performance of the Pioneer Funds' internal audit function and independent accountants; and

     o prepare an Audit Committee Report to the extent required by the Securities and Exchange Commission ("SEC") to be included in a Pioneer Funds' annual proxy statement or other filing.

     The Audit Committee shall discharge its responsibilities, and shall access the information provided by the Pioneer Funds' officers, Pioneer and independent auditors, in accordance with its business judgment.

     Oversight Role. Oversight is the primary role of the Audit Committee. Pioneer (or in the case of certain Pioneer Funds, Princeton Administrators LLC) is responsible for maintaining appropriate systems for accounting and internal controls and preparing the Pioneer Funds' financial statements. The independent auditors are responsible for auditing the Pioneer Funds' financial statements and, to the extent directed by the Audit Committee, for reviewing the Pioneer Funds' unaudited interim financial statements. The Audit Committee and the Board of Trustees recognize that the Funds' officers, Pioneer and the independent auditors have more experience, expertise, resources and time, and more detailed knowledge and information regarding the Pioneer Funds' accounting, auditing, internal control and financial reporting practices than the Audit Committee does. Accordingly, the Audit Committee's oversight role is not intended to provide any expert or special assurance as to the financial statements and other financial information provided by a Pioneer Fund to its shareholders and others. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that any Pioneer Fund's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee any independent auditor's report.

     The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall be directly responsible for oversight of the work of the independent auditors, including resolution of disagreements between any Pioneer Fund's officer, Pioneer and the independent auditors regarding financial reporting.

     Specific Responsibilities. The specific responsibilities of the Audit Committee are:

     1. To act as a liaison between the Pioneer Funds' independent auditors and the Board of Trustees of the Pioneer Funds.

     2. To approve, and in addition recommend to the Board of Trustees for its ratification and approval in accord with applicable law, the selection, appointment, retention and compensation of an independent auditor for each Pioneer Fund prior to the engagement of such independent auditor. The Audit Committee should meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

     3. To meet with independent auditors, including private meetings, and, as necessary, Pioneer's internal auditors and the Funds' officers (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss the form and substance of the Pioneer Funds' financial statements and reports, and any matters of concern relating to the Pioneer Funds' financial statements, including any adjustments to such statements recommended by the independent accountants, or other results of an audit; (iii) to consider the independent accountants' comments with respect to the Pioneer Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to discuss the Funds' policies with respect to risk assessment and risk management; (v) to review the resolution of any disagreements between the independent auditors and Pioneer regarding the Pioneer Funds' financial reporting; and (vi) to review the form of opinion the independent accountants propose to render to the Board of Trustees and shareholders.

     4. Together with the Independent Trustees Committee, to review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts.

     5. To monitor the independent auditor of each Pioneer Fund to attempt to identify: conflicts of interest between the Pioneer Funds and the independent auditor as a result of employment relationships; the provision of prohibited non-audit services to a Pioneer Fund by its independent auditor; violations of audit partner rotation requirements; and prohibited independent auditor compensation arrangements whereby individuals employed by the auditor are compensated based on selling non-audit services to the fund. The independent auditors should promptly contact the Audit Committee or its Chair about any significant issue or disagreement concerning a fund's accounting practices or financial statements that is not resolved to their satisfaction or if Section 10A(b) of the Exchange Act has been implicated.

     6. To ensure that the independent auditors inform the Audit Committee on a periodic basis of all relationships between the auditors and Pioneer; to engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Board of Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

     7. To pre-approve all audit and non-audit services provided to each Pioneer Fund by its independent auditor, directly or pursuant to the pre-approval polices attached hereto as Annex B. To pre-approve, directly or pursuant to the pre-approval polices attached hereto as Annex B, all non-audit services provided by the Pioneer Fund's independent auditor to Pioneer and any entity controlling, controlled by, or under common control with Pioneer that provides ongoing services to a Pioneer Fund, if the engagement relates directly to the operations and financial reporting of the Pioneer Fund. The Audit Committee is authorized to further delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Audit Committee who shall report to the Audit Committee regarding approved services at the Audit Committee's next regularly scheduled meeting.

     8. With respect to any Pioneer Fund listed on the New York Stock Exchange, to consider whether the Audit Committee will recommend to the Board of Trustees that the audited financial statements be included in the Fund's annual report. The Board of Trustees delegates to the Audit Committee the authority to release the Funds' financial statements for publication in the annual report, subject to the Board of Trustees' right to review and ratify such financial statements following publication. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of a Fund relating to its annual meeting of security holders or in any other filing required by the SEC's rules.

     9. To obtain and review, at least annually, a report by the independent auditor describing: the independent accounting firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and, to assess the auditor's independence, all relationships between the independent auditor and each Fund, including the disclosures required by any applicable Independence Standards Board Standard No. 1.

     10. To review with the independent auditor any problems that may be reported to the Audit Committee arising out of a Fund's accounting, auditing or financial reporting functions and management's response, and to receive and consider reports on critical accounting policies and practices and alternative treatments discussed with management.

     11. To investigate improprieties or suspected improprieties in the operations of a Pioneer Fund. To establish and monitor, or cause to be established and monitored, procedures for the receipt, retention, and treatment of complaints received by a Pioneer Fund regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of Pioneer, Princeton Administrators LLC or any other provider of accounting related services for a listed fund, as well as employees of the fund regarding questionable accounting or auditing matters, as and when required by applicable rules or listing requirements. The procedures currently in effect are attached as Annex C.

     12. To review with the Pioneer Funds' principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence or fraud involving management or other employees who have a significant role in the Fund's internal control over financial reporting.

     13. To report regularly to the Board of Trustees, including the Audit Committee's conclusions with respect to the independent auditor and the funds' financial statements and accounting controls.

     Governance. Members of the Audit Committee shall elect from among themselves a Chair, who shall preside over meetings of the Audit Committee. Replacements for vacancies, occurring from time to time, shall be nominated and elected by the Board of Trustees. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require. Meetings of the Audit Committee shall be open to all members of the Board who are Independent Trustees of the Funds; however, no member of the Board of Trustees other than a member of the Audit Committee shall have the right to vote on any matter brought before the Audit Committee. The Chair shall determine whether Trustees who are affiliated with Pioneer, or members of the Funds' management may be present at any meeting. The Audit Committee shall meet regularly with the Treasurer of the Funds. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

     The designation of a person as an Audit Committee Financial Expert within the meaning of the rules under Section 407 of the Sarbanes-Oxley Act of 2002 shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Audit Committee, nor shall it decrease the duties and obligations of other Audit Committee members or the Board of Trustees. The compensation of Audit Committee members shall be as determined by the Independent Trustees. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from a Pioneer Fund, other than fees paid in his or her capacity as a member of the Board of Trustees or a committee of the Board.

     Review. The Committee shall review this charter at least annually and shall recommend such changes to the Board of Trustees, as it deems desirable. This Charter may only be amended by the Board of Trustees. At least annually, the Audit Committee shall evaluate its own performance, including whether the Audit Committee is meeting frequently enough to discharge its responsibilities appropriately.

                                  PIONEER FUNDS

                    Appendix B--Nominating Committee Charter

     Function. The key function of the Nominating Committee of the Boards of Trustees of the Pioneer Funds (the "Funds") is to screen potential candidates for Independent Trustees. In performing such function, the Nominating Committee will:

     o Periodically review the requisite skills and criteria for Independent Trustees.

     o Periodically review the requisite skills and criteria for the re-nomination of a person currently serving as an Independent Trustee.

     o Review the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and to make a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board; and

     o Periodically review and revise as it deems appropriate procedures regarding Trustee candidates recommended by shareholders.

     With respect to a vacancy on the Board, the Committee shall use the criteria and the principles set forth on Annex A, as revised from time to time, to guide its selection process. These criteria shall be applied when considering a recommendation as to a vacancy whether the person has been recommended by a shareholder, Trustee, management or otherwise.

     With respect to the re-nomination of an existing Independent Trustee, the Committee and the Independent Trustees Committee shall use the criteria and the principles set forth on Annex A, as revised from time to time, to guide its selection process.

     The Nominating Committee performs these functions to assist the Board and the Independent Trustees in carrying out their fiduciary responsibilities and the requirements of the Investment Company Act of 1940 and the rules thereunder with respect to the nomination of members of the Board. The primary function of the Committee is to act as a consultative body to the Independent Trustees Committee, which shall be responsible for determining whether to recommend the nomination of any person to serve as Independent Trustee to the Board. Nomination of any person to serve on the Board as an Independent Trustee shall initially be acted upon by the Independent Trustees and then the entire Board. Nominations of persons to serve as Trustees who are not Independent Trustees shall be made by the Board.

     Governance. The Committee shall be comprised of three Trustees who shall be nominated and elect ed by the Board. Each member of the Committee must be independent under the New York Stock Exchange's Revised Listing Rules and must not be interested persons, as defined in the Investment Company Act of 1940, as amended, of Pioneer Investment Management, Inc. Members of the Committee shall elect from among themselves a Chairperson, who shall preside over meetings of the Committee.

Replacements for vacancies, occurring from time to time, shall be nominated and elected by the remaining Trustees of the Funds.

     The Committee shall meet with such frequency as the members of the Committee shall determine to be appropriate. Meetings of the Nominating Committee shall be open to all Independent Trustees; however, no member of the Board other than a member of the Committee shall have the right to vote on any matter brought before the Committee. All actions by the Committee shall be taken by a majority of the total number of members of the Committee, regardless of the number of members of the Committee actually present at such meeting. Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee.

     The Committee shall have the authority to retain and terminate any search firm to be used to identify or investigate the qualifications of Trustee nominees, including authority to approve the search firm's fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Funds to pay the compensation of any search firm engaged by the Committee.

     The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter, including Annex A, and recommend any proposed changes to the Board for approval.

     Approval of Charter. This Charter and any amendments are subject to approval by the Board.

                            Annex A--General Criteria

     1. Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

     2. Nominees should have demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Fund(s) and should be willing and able to contribute positively to the decision-making process of the Fund(s).

     3. Nominees should have a commitment and ability to devote the necessary time and energy to be an effective trustee, to understand the Fund(s) and the responsibilities of a trustee of an investment company. The nominee should have the expectation to attend and participate in all meetings of the Board and its committees.

     4. Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the Fund, including shareholders and the management company, and to act in the interests of all shareholders.

     5. Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of a trustee.

     6. Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

PROXY                                                                      PROXY

                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                             PIONEER INTEREST SHARES
                            TO BE HELD JULY 27, 2004

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on July 27, 2004, at 2:00 p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR THIS PROPOSAL.

                                      CONTROL NUMBER:  999 9999 9999 999


                                      Note: In signing, please write the
                                      name(s) exactly as appearing here-
                                      on. When signing as attorney, executor,
                                      administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                      __________________________________________
                                      Signature(s)

                                      __________________________________________
                                      Signature of joint owner, if any

                                      __________________________________________
                                      Date                   PIS 14281





      PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE: [box]




1. To elect trustees to serve on              FOR    WITHHOLD      FOR ALL
the Board of Trustees until their             ALL    ALL           EXCEPT
successors have been duly elected                             (as marked below)
and qualified. The nominees for
trustees are:                                [box]    [box]       [box]


01.  M.K. Bush       02. J.F. Cogan, Jr.
03. Dr. R.H. Egdahl  04. M.B.W. Graham
05. O.M. Hood        06. S.K. West
07. J. Winthrop      08. O. M. Hood

To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line below:

_______________________________________________________





              PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                                                                       PIS_14281